Contingencies	12 Months Ended
Dec. 31, 2012
Contingencies

28. CONTINGENCIES

Dispute with iCarnegie Inc. regarding certain licensing arrangements

In 2009, in cooperation with the Wuxi City government, the Group established the iCarnegie-iSoftStone training center (currently owned 20% by the Group). Some programs provided at the iCarnegie-iSoftStone training center in 2009 utilized the technical curriculum and professional certifications developed and maintained by iCarnegie Inc. and licensed to us pursuant to course licensing arrangements first entered into in 2009. The Group had been negotiating with iCarnegie Inc. new cooperation arrangements, which were expected to replace existing licensing arrangements which include a minimum enrollment fee requirement. In October 2012, iCarnegie Inc. submitted a demand for arbitration to the American Arbitration Association against the Group claiming approximately $5,889 that was alleged due from the Group to iCarnegie Inc. pursuant to the course licensing arrangements. As of December 31, 2012, the Group has not recorded a provision for this matter because the arbitration remains at its preliminary stage, the Group intends to vigorously defend the arbitration and the ultimate outcome of this arbitration cannot presently be determined.

Dispute with a vender regarding service fees

In July 2012, Kodak (China) Investment Company Limited Shenzhen Branch (“Kodak”) filed a request for arbitration with Beijing Arbitration Committee against the Group to claim a service fee of $900.

In September, 2012, the Group submitted the statement of defence and counterclaim to Beijing Arbitration Committee, requesting Kodak to pay $869 as compensation for damages and legal fee.

As of December 31, 2012, the Group has not recorded a provision for this matter because the arbitration and litigation remains at its preliminary stage, the Group intends to vigorously defend the arbitration and the ultimate outcome of this arbitration cannot presently be determined.